                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                       ----------------------------------


                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


       Date of report (Date of earliest event reported): August 13, 2003

                                ----------------


                               Toll Brothers, Inc.
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               (Exact Name of Registrant as Specified in Charter)

         Delaware                     001-09186               23-2416878
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(State or Other Jurisdiction         (Commission             (IRS Employer
      of Incorporation)              File Number)          Identification No.)


                3103 Philmont Avenue, Huntingdon Valley, PA 19006
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               (Address of Principal Executive Offices) (Zip Code)



       Registrant's telephone number, including area code: (215) 938-8000

                                ----------------




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Item 5.  Other Events.

         The Registrant is filing this Current Report on Form 8-K solely for the purpose of filing the Exhibits listed in Item 7(c) below.

Item 7(c).        Exhibits.

         The following Exhibits are filed as part of this Current Report on Form 8-K:


Exhibit
No.               Item
-------           ----
1                 Terms Agreement, dated as of August 13, 2003, between Toll Brothers, Inc., as Issuer and Citigroup Global Markets Inc. as Underwriter.

5                 Opinion and Consent of Wolf, Block, Schorr and Solis-Cohen LLP.

23                Consent of Ernst & Young LLP.




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                                   Signatures

                                 ---------------

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                                  TOLL BROTHERS, INC.



Dated: August 15, 2003                           By:    Joseph R. Sicree
                                                     ------------------------
                                                         Joseph R. Sicree
                                                         Vice President


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                                  Exhibit Index


                                 --------------



The following exhibits are filed as part of this Current Report on Form 8-K:


Exhibit
No.               Item
-------           ----
1                 Terms Agreement, dated as of August 13, 2003, between Toll Brothers, Inc., as Issuer and Citigroup Global Markets Inc. as Underwriter.

5                 Opinion and Consent of Wolf, Block, Schorr and Solis-Cohen LLP.

23                Consent of Ernst & Young LLP.





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